Home Equity Loan-Backed Term Notes, GMACM Series 2000-HE1 Group 1

                                                 Payment Date     07/25/2000

Servicing Certificate
Beginning Pool Balance                                            223,283,090.96
Beginning PFA                                                               0.00
Ending Pool Balance                                               221,406,230.51
Ending PFA Balance                                                             -
Principal Collections                                              10,954,858.21
Principal Draws                                                     5,887,093.78
Net Principal Collections                                                      -
Active Loan Count                                                          8,887

Interest Collections                                                1,894,532.25

Weighted Average Net Loan Rate                                         10.58804%
Substitution Adjustment Amount                                              0.00

Note Rate                                                               6.90125%

Term Notes                                                          Amount         Factor
----------                                                          ------         ------
Beginning Balance                                                 225,000,000.00  1.0000000
Ending Balance                                                    225,000,000.00  1.0000000
Principal                                                                     -   0.0000000
Interest                                                            1,250,851.56  5.5593403
Interest Shortfall                                                          0.00  0.0000000
Security Percentage                                                      100.00%

Variable Funding Notes                                              Amount
----------------------                                              ------
Beginning Balance                                                           0.00
Ending Balance                                                              0.00
Principal                                                                   0.00
Interest                                                                    0.00
Interest Shortfall                                                          0.00
Security Percentage                                                         0.00%


Certificates                                                                0.00



Beginning Overcollateralization Amount                              1,887,145.55
Overcollateralization Amount Increase (Decrease)                      617,258.27
Outstanding Overcollateralization Amount                            2,504,403.82

Credit Enhancement Draw Amount                                              0.00
Unreimbursed Prior Draws                                                    0.00


                                                                                   Number    Percent
                                                                         Balance  of Loans  of Balance
Delinquent Loans (30 Days)                                            950,209.23     40       0.43%
Delinquent Loans (60 Days)                                            480,303.84     15       0.22%
Delinquent Loans (90+ Days) (1)                                       320,468.94     12       0.14%
Foreclosed Loans                                                               -      0        0.00%
REO                                                                         0.00     0        0.00%

(1) 90+ Figures Include Foreclosures, REO and Bankruptcies

                                                                     Liquidation
                                                                         To-Date
Beginning Loss Amount                                                       0.00
Current Month Loss Amount                                                   0.00
Ending Loss Amount                                                          0.00

                                                                Special Hazard     Fraud    Bankruptcy
Beginning Amount                                                            0.00       0.00       0.00
Current Month Loss Amount                                                   0.00       0.00       0.00
Ending Amount
                                                                               -          -          -

Liquidation Loss Distribution Amounts                                       0.00
Extraordinary Event Losses                                                  0.00
Excess Loss Amounts                                                         0.00

Capitalized Interest Account
Beginning Balance                                                           0.00
Withdraw relating to Collection Period                                      0.00
Interest Earned (Zero, Paid to Funding Account)                            0.00
                                                                           ----
Total Ending Capitalized Interest Account Balance as of                     0.00
Payment Date
Interest earned for Collection Period                                       0.00
Interest withdrawn related to prior Collection Period                       0.00

Funding Account
Beginning Funding Account Balance                                   3,604,054.59
Deposit to Funding Account                                          5,685,022.70
Payment for Additional Purchases                                   (3,190,903.98)
Ending Funding Account Balance as of Payment Date                   6,098,173.31
Interest earned for Collection Period                                   1,702.58
Interest withdrawn related to prior Collection Period                         -

Prefunding Account
Beginning Balance                                                           0.00
Additional Purchases during Revolving Period                                0.00
Excess of Draws over Principal Collections                                  0.00
                                                                            ----
Total Ending Balance as of Payment Date                                     0.00
Interest earned for Collection Period                                       0.00
Interest withdrawn related to prior Collection Period                       0.00

Reserve Account
Beginning Balance                                                           0.00
Deposits to Reserve Account for current Payment Date                        0.00
Withdrawals from Reserve Account for current Payment Date                   0.00
                                                                            ----
Total Ending Reserve Account Balance as of current Payment                  0.00
Date
Interest earned for Collection Period                                       0.00
Interest withdrawn related to prior Collection Period                       0.00


        Home Equity Loan-Backed Term Notes, GMACM Series 2000-HE1 Group 2


                                   Payment Date       07/25/2000


Servicing Certificate
Beginning Pool Balance                                                     22,983,807.91
Beginning PFA                                                                       0.00
Ending Pool Balance                                                        22,797,007.55

Ending PFA Balance                                                                     -
Principal Collections                                                       2,619,702.64
Principal Draws                                                               832,974.47
Net Principal Collections                                                              -
Active Loan Count                                                                    346

Interest Collections                                                          189,133.94


Weighted Average Net Loan Rate                                                  9.58918%
Substitution Adjustment Amount                                                      0.00

Note Rate                                                                       6.93125%

Term Notes                                                                Amount           Factor
----------                                                                ------           ------
Beginning Balance                                                          25,000,000.00   1.0000000
Ending Balance                                                             25,000,000.00   1.0000000
Principal                                                                              -   0.0000000
Interest                                                                      139,587.67   5.5835068
Interest Shortfall                                                                  0.00   0.0000000
Security Percentage                                                              100.00%

Variable Funding Notes                                                    Amount
----------------------                                                    ------
Beginning Balance                                                                   0.00
Ending Balance                                                                      0.00
Principal                                                                           0.00
Interest                                                                            0.00
Interest Shortfall                                                                  0.00
Security Percentage                                                                 0.00%


Certificates                                                                        0.00



Beginning Overcollateralization Amount                                         90,405.84
Overcollateralization Amount Increase (Decrease)                               47,416.44
Outstanding Overcollateralization Amount                                      137,822.27

Credit Enhancement Draw Amount                                                      0.00
Unreimbursed Prior Draws                                                            0.00


                                                                                           Number      Percent
                                                                                 Balance  of Loans    of Balance
Delinquent Loans (30 Days)                                                   100,537.07       1         0.44%
Delinquent Loans (60 Days)                                                            -       0         0.00%
Delinquent Loans (90+ Days) (1)                                                       -       0         0.00%
Foreclosed Loans                                                                              0         0.00%
REO                                                                                 0.00      0         0.00%

(1) 90+ Figures Include Foreclosures, REO, and Bankruptcies

                                                                   Liquidation To-Date
Beginning Loss Amount                                                               0.00
Current Month Loss Amount                                                           0.00
Ending Loss Amount                                                                  0.00

                                                                      Special Hazard        Fraud     Bankruptcy
Beginning Amount                                                                    0.00        0.00         0.00
Current Month Loss Amount                                                           0.00        0.00         0.00
Ending Amount
                                                                                       -           -            -

Liquidation Loss Distribution Amounts                                               0.00
Extraordinary Event Losses                                                          0.00
Excess Loss Amounts                                                                 0.00

Capitalized Interest Account
Beginning Balance                                                                   0.00
Withdraw relating to prior month Collection Period                                  0.00
Interest Earned (Zero, Paid to Funding Account)                                     0.00
                                                                                    ----
Total Ending Capitalized Interest Account Balance                                   0.00
Interest earned for Collection Period                                               0.00
Interest withdrawn related to prior Collection Period                               0.00

Funding Account
Beginning Funding Account Balance                                           2,106,597.93
Deposit to Funding Account                                                  1,834,144.61
Payment for Additional Purchases                                           (1,599,927.81)
Ending Funding Account Balance                                              2,340,814.72
Interest earned for Collection Period                                             995.17
Interest withdrawn related to prior Collection Period                           3,584.83

Prefunding Account
Beginning Balance                                                                   0.00
Additional Purchases during Revolving Period                                        0.00
Excess of Draws over Principal Collections                                          0.00
                                                                                    ----
Total Ending Balance                                                                0.00
Interest earned for Collection Period                                               0.00
Interest withdrawn related to prior Collection Period                               0.00

Reserve Account
Beginning Balance                                                                   0.00
Deposits to Reserve Account for current Payment Date                                0.00
Withdrawals from Reserve Account for current Payment Date                           0.00
                                                                                    ----
Total Ending Reserve Account Balance as of current Payment Date                     0.00
Interest earned for Collection Period                                               0.00
Interest withdrawn related to prior Collection Period                               0.00


        Home Equity Loan-Backed Term Notes, GMACM Series 2000-HE1 Group 3
                             Payment Date 07/25/2000



Servicing Certificate
Beginning Pool Balance                                             49,296,848.89
Beginning PFA                                                               0.00
Ending Pool Balance                                                48,974,651.39
Ending PFA Balance                                                          -
Principal Collections                                               1,209,642.70
Principal Draws                                                             -
Net Principal Collections                                           1,209,642.70
Active Loan Count                                                          1,862
Interest Collections                                                  423,860.48

Weighted Average Net Loan Rate                                          9.74619%
Substitution Adjustment Amount                                           0.00

Note Rate                                                             7.9500%

Term Notes                                                       Amount         Factor
----------                                                       ------         ------
Beginning Balance                                               50,000,000.00   1.0000000
Ending Balance                                                  48,577,583.56   0.9715517
Principal                                                        1,422,416.44  28.4483287
Interest                                                           331,250.00   6.6250000
Interest Shortfall                                                       0.00   0.0000000
Security Percentage                                                    100.00%

Variable Funding Notes                                           Amount
----------------------                                           ------
Beginning Balance                                                        0.00
Ending Balance                                                           0.00
Principal                                                                0.00
Interest                                                                 0.00
Interest Shortfall                                                       0.00
Security Percentage                                                      0.00%


Certificates                                                             0.00



Beginning Overcollateralization Amount                                310,228.62
Overcollateralization Amount Increase (Decrease)                       86,839.21
Outstanding Overcollateralization Amount                              397,067.83


Credit Enhancement Draw Amount                                           0.00
Unreimbursed Prior Draws                                                 0.00


                                                                                Number     Percent
                                                                      Balance  of Loans   of Balance
Delinquent Loans (30 Days)                                             114,435.91  6        0.23%
Delinquent Loans (60 Days)                                              18,645.07  1        0.04%
Delinquent Loans (90+ Days) (1)                                              -     0        0.00%
Foreclosed Loans                                                             -     0        0.00%
REO                                                                       0.00     0        0.00%

(1) 90+ Figures Include Foreclosures, REO, and
Bankruptcies

                                                                     Liquidation
                                                                         To-Date
Beginning Loss Amount                                                    0.00
Current Month Loss Amount                                                0.00
Ending Loss Amount                                                       0.00

                                                             Special Hazard      Fraud    Bankruptcy
Beginning Amount                                                         0.00        0.00       0.00
Current Month Loss Amount                                                0.00        0.00       0.00
Ending Amount                                                               -           -          -

Liquidation Loss Distribution Amounts                                    0.00
Extraordinary Event Losses                                               0.00
Excess Loss Amounts                                                      0.00

Capitalized Interest Account
Beginning Balance                                                        0.00
Withdraw relating to prior month Collection Period                       0.00
Interest Earned (Zero, Paid to Funding Account)                          0.00
                                                                         ----
Total Ending Capitalized Interest Account Balance                        0.00
Interest Withdrawn for prior Collection Period                           0.00


Funding Account
Beginning Funding Account Balance                                   1,013,379.73
Funding Account balance sent to Noteholders                          (125,934.53)
Payment for Additional Purchases                                     (887,445.20)
Ending Funding Account Balance                                                -
Interest Earned for current Collection Period                             478.73
Interest Withdrawn for prior Collection Period                          2,408.30

Prefunding Account
Beginning Balance                                                        0.00
Additional Purchases during Revolving Period                             0.00
Excess of Draws over Principal Collections                               0.00
                                                                         ----
Total Ending Balance                                                     0.00
Interest Earned for current Collection Period                            0.00
Interest Withdrawn for prior Collection Period                           0.00

Reserve Account
Beginning Balance                                                        0.00
Deposits to Reserve Account for current Payment Date                     0.00
Withdrawals from Reserve Account for current Payment Date                0.00
                                                                         ----
Total Ending Reserve Account Balance as of current                       0.00
Payment Date
Interest Earned for current Collection Period                            0.00
Interest Withdrawn for prior Collection Period                           0.00

